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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                  May 31, 1995


                               LORAL CORPORATION
            (Exact name of registrant as specified in its charter)

  New York                 1-4238                13-1718360
(State or other          (Commission           (IRS Employer
jurisdiction of          File Number)         Identification
incorporation)                                        Number


        600 Third Avenue, New York, New York             10016
      (Address of principal executive offices)         (Zip Code)


              Registrant's telephone number, including area code:
                                (212) 697-1105


























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Item 5.   Other Events.

          On May 31, 1995, the Registrant filed a Restated Certificate of Incorporation with the Department of State of the State of New York.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

Exhibit 3.1    Restated Certificate of Incorporation.
























































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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  LORAL CORPORATION
                                    (Registrant)


Date:  June 7, 1995           By: /s/ Michael B. Targoff
                                  Michael B. Targoff
                                  Senior Vice President
                                  and Secretary


















































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                                 EXHIBIT INDEX


Exhibit        Description
- -------        -----------

3.1            Restated Certificate of Incorporation